UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 24, 2007

ME PORTFOLIO MANAGEMENT LIMITED,
(as manager of SMHL Global Fund 2007-1)
(Exact Name of Registrant as Specified in its Charter)

Victoria, Australia
(State or Other Jurisdiction of Incorporation)

333-141696 333-141696-01	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

Level 16, 360 Collins Street, Melbourne, VIC 3000, Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

011 613 9605 6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿳	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿳	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿳	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿳	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the issuance by SMHL Global Fund 2007-1 of Class A1 mortgage backed notes described in the Prospectus Supplement dated May 24, 2007 to the Prospectus dated May 11, 2007, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended, ME Portfolio Management Limited, as manager of SMHL Global Fund 2007-1, is filing the exhibit listed in Item 9.01(d) below, which exhibit is incorporated by reference in the registration statement (No. 333-141696) on Form S-3 of ME Portfolio Management Limited.

Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf, as Manager for SMHL Global Fund 2007-1, by the undersigned, hereunto duly authorized.

ME Portfolio Management Limited (in its
capacity as Manager for
SMHL Global Fund 2007-1)
(Registrant)

Dated: May 25, 2007

By: /s/ Nicholas Vamvakas
Name: Nicholas Vamvakas
Title: General Manager - Financial Markets

By: /s/ Paul Garvey
Name: Paul Garvey
Title: Manager - Capital Markets

INDEX OF EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement